                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1995 95-3 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 1995 to September 31, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of October, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                  Phyllis A. Knight
                                  Assistant Vice President and
                                   Assistant Controller

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.25%, 6.45%, 6.65%,
                              7.05%, 7.30%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                September, 1995


                                   CUSIP#'S  393505-GB2,GC0,GD8,GE6,GF3,GG1
                                   TRUST ACCOUNT #3334163-0
                                   REMITTANCE DATE:  10/16/95

                                                    Total $              Per $1,000
                                                     Amount               Original
                                                 --------------         ------------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                               $7,854,668.25

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                             0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                                  0.00

A.   Interest
     (2)   Aggregate Interest
           a. Class A-1 Interest                     275,000.69           4.36509032
           b. Class A-2 Interest                     467,625.00           5.37500000
           c. Class A-3 Interest                     288,166.67           5.54166673
           d. Class A-4 Interest                     381,875.00           5.87500000
           e. Class A-5 Interest                     431,916.67           6.08333338
           f. Class A-6 Interest                     470,156.25           6.37500000

     (3)   Amount applied to:
           a. Unpaid Class A Interest
              Shortfall                                     .00                  .00

     (4)   Remaining:
           a. Unpaid Class A Interest
              Shortfall                                     .00                  .00

B.   Principal
     (5)   Formula Principal Distribution
           Amount                                  2,809,257.48                  N/A
           a. Scheduled Principal                    748,689.20                  N/A
           b. Principal Prepayments                2,028,628.52                  N/A
           c. Liquidated Contracts                    31,939.76                  N/A
           d. Repurchases                                   .00                  N/A

     (6)   Pool Scheduled Principal
           Balance                               489,177,274.57         974.09502641
     (6a)  Pool Factor                                .97409503

     (7)   Unpaid Class A Principal Shortfall
           (if any) following prior Remittance
           date                                             .00

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.25%, 6.45%, 6.65%,
                              7.05%, 7.30%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                September, 1995
                                    Page 2

                                   CUSIP#'S  393505-GB2,GC0,GD8,GE6,GF3,GG1
                                   TRUST ACCOUNT #3334163-0
                                   REMITTANCE DATE:  10/16/95

     (8)   Class A Percentage for such Remittance
           Date (Until Class B Cross-Over Date,
           and on each Remittance Date thereafter
           unless each Class B Principal
           Distribution Test is satisfied, equals
           (a) the sum of the Class A Principal
           Balance divided by (b) the Pool
           Scheduled Principal Balance)                  90.81%

     (9)   Class A Percentage for the following
           Remittance Date                               90.75%

    (10)   Class A Principal Distribution:
           a. Class A-1                            2,809,257.48          44.59138857
           b. Class A-2                                     .00                  .00
           c. Class A-3                                     .00                  .00
           d. Class A-4                                     .00                  .00
           e. Class A-5                                     .00                  .00
           f. Class A-6                                     .00                  .00

    (11)   Class A-1 Principal Balance            49,990,874.57         793.50594556
   (11a)   Class A-1 Pool Factor                      .79350595

    (12)   Class A-2 Principal Balance            87,000,000.00         1000.0000000
   (12a)   Class A-2 Pool Factor                     1.00000000

    (13)   Class A-3 Principal Balance            52,000,000.00         1000.0000000
   (13a)   Class A-3 Pool Factor                     1.00000000

    (14)   Class A-4 Principal Balance            65,000,000.00         1000.0000000
   (14a)   Class A-4 Pool Factor                     1.00000000

    (15)   Class A-5 Principal Balance            71,000,000.00         1000.0000000
   (15a)   Class A-5 Pool Factor                     1.00000000

    (16)   Class A-6 Principal Balance            73,750,000.00  1000.0000000
   (16a)   Class A-6 Pool Factor                     1.00000000

    (17)   Unpaid Class A Principal Shortfall
           (if any) following current Remittance
           Date                                             .00

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.25%, 6.45%, 6.65%,
                              7.05%, 7.30%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                September, 1995
                                    Page 3


                                   CUSIP#'S  393505-GB2,GC0,GD8,GE6,GF3,GG1
                                   TRUST ACCOUNT #3334163-0
                                   REMITTANCE DATE:  10/16/95

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

     (18)  31-59 days                              5,971,089.48                  200

     (19)  60 days or more                         3,068,654.81                  106

     (20)  Current Month Repossessions               543,354.25                   18

     (21)  Repossession Inventory                  1,224,716.01                   42

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in June 1999)

     (22)  Average Sixty-Day Delinquency Ratio Test

           (a) Sixty-Day Delinquency Ratio for current
               Remittance Date                                                  .63%

           (b) Average Sixty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 3.5%)                                     .37%

     (23)  Average Thirty-Day Delinquency Ratio Test

           (a) Thirty-Day Delinquency Ratio for current
               Remittance Date                                                 1.22%

           (b) Average Thirty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 5.5%)                                     .89%

     (24)  Cumulative Realized Losses Test

           (a) Cumulative Realized Losses for the current Remittance
               Date (as a percentage of Cut-off Date Pool Principal
               Balance; may not exceed 5.5% from June 1, 1999 to
               May 31, 2000, 6.5% from June 1, 2000 to
               May 31, 2001, 8.5% from June 1, 2001 to
               May 31, 2002 and 9.5% thereafter)                                .01%

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.25%, 6.45%, 6.65%,
                              7.05%, 7.30%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                September, 1995
                                    Page 4


                                   CUSIP#'S  393505-GB2,GC0,GD8,GE6,GF3,GG1
                                   TRUST ACCOUNT #3334163-0
                                   REMITTANCE DATE:  10/16/95

     (25)  Current Realized Losses Test

           (a) Current Realized Losses for current
               Remittance Date                        13,275.92

           (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
               arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
               may not exceed 2.25%)                      0.03%

     (26)  Class B Principal Balance Test

           (a) Class B Principal Balance (before any distributions
               on current Remittance Date) divided by pool Scheduled
               Principal Balance for prior Remittance date (must
               equal or exceed 13.5%) and the Class B Principal Balance
               as of such Remittance Date is greater than or equal
               to $10,043,728.00                          9.19%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT             CUSIP#'S 393505-GH9
                               September, 1995        TRUST ACCOUNT #3334163-0
                                    Page 5          REMITTANCE DATE:  10/16/95


                                                     Total $             Per $1,000
                                                     Amount               Original
                                                 --------------         ------------
CLASS M1 CERTIFICATES
---------------------
(27) Amount available (including Monthly
     Servicing Fee)                                2,730,670.50

A.   Interest
(28) Aggregate interest
     a.    Class M-1 Remittance Rate (7.95%,
           unless Weighted Average Contract
           Rate is below 7.95%)                           7.95%
     b.    Class M-1 Interest                        299,450.00           6.62500000

(29) Amount applied to Class M-1 Interest
     Deficiency Amount                                      .00                    0

(30) Remaining unpaid Class M-1 Interest
     Deficiency Amount                                      .00                    0

(31) Amount Applied to:
     a.    Unpaid Class M-1 Interest Shortfall              .00                    0

(32) Remaining:
     a.    Unpaid Class M-1 Interest Shortfall              .00                    0

B.   Principal
(33) Formula Principal Distribution Amount
     a.    Scheduled Principal                              .00                  N/A
     b.    Principal Prepayments                            .00                  N/A
     c.    Liquidated Contracts                             .00                  N/A
     d.    Repurchases                                      .00                  N/A

(34)  Class M-1 Principal Balance                 45,200,000.00        1000.00000000
(34a) Class M-1 Pool Factor                          1.00000000

(35) Class M-1 Percentage after prior
     Remittance Date                                       .00%

(36) Class M-1 Percentage for such Remittance
     Date                                                  .00%

(37) Class M-1 Percentage for the following
     Remittance Date                                       .00%

(38) Class M-1 Principal Distribution:
     a.    Class M-1                                        .00           0.00000000
     b.    Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance
           Date                                             .00

(39) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance
     Date                                                   .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.85%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                September, 1995

                                      CUSIP#'S 393505-GJ5, GK2
                                      REMITTANCE DATE:  10/16/95

                                                     Total $             Per $1,000
                                                     Amount               Original
                                                 --------------         ------------
CLASS B1 CERTIFICATES
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                                2,431,220.50

(2)  Class B-1 Remittance Rate (7.85% unless
     Weighted Average Contract Rate is
     below 7.85%)                                         7.85%

(3)  Aggregate Class B1 Interest                     147,841.67           6.54166681

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                  .00                  .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                     .00                  .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                      .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                      .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date               .00

(9)  Class B Percentage for such Remittance Date
     (until Class B Cross-over Date, and on each
     Remittance Date thereafter unless each Class
     B Principal Distribution Test is satisfied,
     equals zero.  Thereafter, if each Class B
     Principal Distribution Test is satisfied,
     equals 100% minus Class A Percentage)                  .00

(9a) Class B Percentage for the following
     Remittance Date                                        .00

(10) Class B1 Principal (Class B Percentage of
     Formula Principal Distribution Amount)                 .00

(11a) Class B1 Principal Shortfall                          .00

(11b) Unpaid Class B1 Principal Shortfall                   .00

(12) Class B Principal Balance                    45,236,400.00

(13) Class B1 Principal Balance                   22,600,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.85%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                September, 1995
                                    Page 2


                                        CUSIP#'S  393505-GJ5, GK2
                                        REMITTANCE DATE:  10/16/95


                                                     Total $             Per $1,000
                                                     Amount               Original
                                                 --------------         ------------
CLASS B2 AND C CERTIFICATES
---------------------------
(12) Remaining Amount Available                    2,283,378.83

(13) Class B-2 Remittance Rate (8.10%
     unless Weighted Average Contract
     Rate is less than 8.10%)                             8.10%

(14) Aggregate Class B2 Interest                     152,795.70           6.75000000

(15) Amount applied to Unpaid Class
     B2 Interest Shortfall                                  .00                  .00

(16) Remaining Unpaid Class B2
     Interest Shortfall                                     .00                  .00

(17) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date               .00

(18) Class B2 Principal Liquidation Loss Amount             .00

(19) Class B2 Principal (zero until Class B1
     paid down; thereafter, Class B Percentage
     of Formula Principal Distribution Amount)              .00

(20) Guarantee Payment                                      .00

(21) Class B2 Principal Balance                   22,636,400.00

(22) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive
     at Amount Available if the Company is
     not the Servicer; deducted from funds
     remaining after payment of Class A
     Distribution Amount, Class M-1 Distribution
     Amount and Class B2 Distribution Amount;
     if the Company is the Servicer)                 204,994.39

(23) 3% Guarantee Fee                              1,229,966.34

(24) Class C Residual Payment                        695,622.40

(25) Class M-1 Interest Deficiency on such
     Remittance Date                                        .00

(26) Class B-1 Interest Deficiency on such
     Remittance Date                                        .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.85%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                September, 1995
                                    Page 3

                                            CUSIP#'S  393505-GJ5, GK2
                                            REMITTANCE DATE:  10/16/95


                                                     Total $             Per $1,000
                                                     Amount               Original
                                                 --------------         ------------
(27) Repossessed Contracts                           543,354.25

(28) Repossessed Contracts Remaining
     in Inventory                                  1,224,716.01

(29) Weighted Average Contract Rate                     11.6057

                                     GTFC
                                    1995-3
                                September, 1995
                              Defaulted Contracts



                                                          Estimated
                                         Repurchase        Loss at
Account#      Principal     Interest       Amount         Sale Date
--------     ----------     --------     ----------       ---------

57314250       9,536.42       58.64        9,595.06        6,121.02
57314534       7,684.47       47.25        7,731.72        5,007.49
63319171       9,424.32       57.95        9,482.27         (105.04)
77322812       5,294.55       32.56        5,327.11        2,252.45
             ----------     -------      ----------      ----------

TOTALS       $31,939.76     $196.40      $32,136.16      $13,275.92
             ==========     =======      ==========      ==========